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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           _________________________

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    MARCH 4, 1998
                                                            -------------


                                DISCREET LOGIC INC.
                                -------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          QUEBEC                        0-26100                 98-0150790
          ------                        -------                 ----------
(STATE OR OTHER JURISDICTION          (COMMISSION            (I.R.S. EMPLOYER
     OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION NO.)


         10 DUKE STREET
    MONTREAL, QUEBEC, CANADA                                H3C 2L7
    ------------------------                               ---------
     (ADDRESS OF PRINCIPAL                                 (ZIP CODE)
       EXECUTIVE OFFICES)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (514) 393-1616
                                                         ----------------

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                                      -2-



ITEM 5.  OTHER EVENTS.

        A.  Private Placement of Common Shares.
        ---------------------------------------

        On March 4, 1998, Discreet Logic Inc. (the "Company") completed a private placement of 645,000 shares of its common shares, no par value per share (the "Shares"), for net proceeds to the Company of approximately $13,545,000.

        The Company is claiming an exemption from registration of the Shares under the Securities Act of 1933, as amended, pursuant to Rule 506 of Regulation D under such act, in reliance upon information available to the Company as of March 4, 1998, including certain representations and warranties of Intel Corporation ("Intel"), the purchaser of the Shares. The Shares were offered only to Intel, an "Accredited Investor" as such term is defined in Rule 501 of Regulation D.

        In connection with this transaction, the Company agreed to file, within 90 days after the closing on March 4, 1998, a registration statement with the Securities and Exchange Commission covering the resale from time to time of the Shares issued in connection with this private placement and to use its commercially reasonable best efforts to cause such registration statement to become effective.

        B.  Execution of Definitive Agreement to Acquire MGI Software Corp.
        -------------------------------------------------------------------

        On March 9, 1998, the Company entered into a definitive agreement to acquire MGI Software Corp. and issued a press release announcing the agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
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                                      -3-

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (C)  EXHIBITS.
             --------

Exhibit No.  Description
-----------  -----------

 4.1 Common Shares Purchase Agreement by and between Discreet Logic Inc. and Intel Corporation made and entered into as of March 4, 1998.

 4.2 Investor Rights Agreement by and among Discreet Logic Inc. and Intel Corporation made and entered into as of March 4, 1998.

 99.1        Press release of the Company dated March 9, 1998.
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                                      -4-

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DISCREET LOGIC INC.
March 25, 1998

                                    By: /s/Francois Plamondon
                                        ----------------------------
                                        Francois Plamondon
                                        Senior Vice President,
                                        Chief Financial Officer,
                                        Treasurer and Secretary
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                                 EXHIBIT INDEX


Exhibit No.                   Description
-----------                   -----------
  4.1 Common Shares Purchase Agreement by and between Discreet Logic Inc. and Intel Corporation made and entered into as of March 4, 1998.

  4.2          Investor Rights Agreement by and among Discreet Logic Inc.
               and Intel Corporation made and entered into as of March 4, 1998.

 99.1          Press release of the Company dated March 9, 1998.